UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2019

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934.

Title of each class	Trading Symbol	Name of each exchange on which registered
Commons Stock, par value $1.00 per share	RLI	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)	On May 2, 2019, RLI Corp. (the “Company”) held its annual meeting of shareholders (“Annual Meeting”).

(b)	At the Annual Meeting, the Company’s shareholders voted on the following three proposals and cast their votes as described below.

1. The nominees for election to the Board of Directors were elected at the Annual Meeting, each to hold office for a one-year term expiring at the next annual meeting, based upon the following votes:

	For	Withheld	Broker Non-Votes
Election of Directors:	—	—
Kaj Ahlmann	38,397,500	924,994	2,978,297
Michael E. Angelina	39,120,779	201,715	2,978,297
John T. Baily	38,446,731	875,763	2,978,297
Calvin G. Butler, Jr.	38,105,734	1,216,760	2,978,297
David B. Duclos	38,494,575	827,919	2,978,297
Susan S. Fleming	38,981,751	340,743	2,978,297
Jordan W. Graham	38,750,728	571,766	2,978,297
Jonathan E. Michael	38,865,780	456,714	2,978,297
Robert P. Restrepo, Jr.	38,902,167	420,327	2,978,297
Debbie S. Roberts	38,620,118	702,376	2,978,297
James J. Scanlan	38,935,739	386,755	2,978,297
Michael J. Stone	39,016,079	306,415	2,978,297

2. The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the proxy materials, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
37,931,473	1,297,474	93,547	2,978,297

3. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2019 was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
40,797,568	1,394,360	108,863	—

Item 8.01              Other Events.

On May 2, 2019, the Company announced that the Board approved a quarterly dividend on its common stock of $0.23 per share.  The dividend is payable on June 20, 2019, to shareholders of record as of May 31, 2019.  Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

5
Exhibit No.	Description
99.1	Press Release dated May 2, 2019 regarding dividend.
This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pril
RLI CORP.

Date: May 2, 2019	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Sr. Vice President, Chief Legal Officer